ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

SEMI-ANNUAL REPORT
FEBRUARY 28, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                   ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

April 27, 1998

Dear Shareholder:

The Global Dollar Government Fund's semi-annual reporting period closed on February 28, 1998. Although returns in the emerging market debt sector have been robust over the past several years, economic and financial turmoil in Southeast Asia impacted financial markets in October and erased most of the gains for this period. Concern over the events in Asia rippled throughout world markets and spurred investors to reduce their risk positions.

INVESTMENT RESULTS
The following table shows how your Fund performed for the periods ended February 28, 1998. For comparison, we have provided returns for the unmanaged J.P. Morgan (JPM) Emerging Markets Bond Index, which measures performance of the overall Brady bond market. This Index provides an appropriate broad-based comparison for the Global Dollar Government Fund because it consists of dollar-denominated restructured sovereign bonds, of which a large percentage are Brady bonds.

Your Fund underperformed its benchmark for the six month period ended February 28, 1998 because the Fund's spread duration was higher than its benchmark and credit spreads widened as a result of the Asian crisis. Spread duration is a measure of price sensitivity to changes in a country's credit risk profile. Additionally, your Fund's performance was negatively impacted by an overweighted position in Russia which lagged relative to other emerging market countries.


INVESTMENT RESULTS*
Periods Ended February 28, 1998
                                             TOTAL RETURNS
                                         6 MONTHS      12 MONTHS
                                         --------      ---------
ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
  Class A                                 -0.86%          5.90%
  Class B                                 -1.15%          5.21%
  Class C                                 -1.13%          5.24%

JPM EMERGING MARKETS BOND INDEX            3.03%         13.09%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF FEBRUARY 28, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND AND ITS COMPARATIVE INDEX INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE J.P. MORGAN EMERGING MARKETS BOND INDEX IS COMPOSED OF
DOLLAR-DENOMINATED RESTRUCTURED SOVEREIGN BONDS; A LARGE PERCENTAGE OF THE INDEX IS MADE UP OF BRADY BONDS. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


ECONOMIC REVIEW
The U.S. economy continued to be fundamentally strong and grew at a solid pace over the past six months. Total growth, as measured by the Gross Domestic Product (GDP), was 3.7% for the fourth quarter of 1997, following the third quarter's 3.1% pace. The GDP for all of 1997 was 3.8%, the strongest growth recorded since 1988. As it has all year, the labor market remained tight and fueled economic growth. The unemployment rate dropped to a 24 year low of 4.6% in February and hovered near 20-year lows throughout most of the period. The economy continued to generate new jobs at an accelerated pace. For 1997, the U.S. economy created 3.2 million new jobs with over one million jobs added in the fourth quarter alone.

Inflation remained remarkably absent for this late in an expansion as a strong dollar, lower import prices and greater efficiency in production neutralized a tight labor market. The Commerce Department reported that through February, the producer price index (PPI) was down 1.7% from year earlier levels while the consumer


1


                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

price index (CPI) posted a modest 1.4% gain for the same time period. Falling oil and energy prices contributed to the tame price index results. Although inflation for the period has been well behaved, the strong economy and record employment levels have prompted fears of inflationary pressures.

Overseas, developments in Southeast Asia roiled the world's financial markets. Economic problems, which began in Thailand, quickly spread to Malaysia, Indonesia, the Philippines and South Korea. Fast growth, fueled by strong capital inflows, and overvalued currencies, combined to produce large external trade deficits, property and stock market bubbles, and overextended banking systems. Immediate policy responses in the affected countries were often inadequate and/or poorly articulated resulting in additional volatility which spread to other markets in the region and created a ripple effect felt in the emerging countries, the U.S. and Europe. While the U.S. economy remains strong bolstered by domestic demand, the Federal Reserve Board has left interest rates unchanged until the economic effects from the turmoil in Asia become clearer.

INVESTMENT OUTLOOK
Our outlook for the U.S. remains optimistic. We expect domestic growth to slow from its 1997 pace to a more sustainable 2.5% rate in 1998. While the domestic economy remains strong in the first quarter, we expect the economic impact from Asia will further temper U.S. growth during the second half of this year as exports to that region slow. Meanwhile, the recent decline in interest rates should moderate the anticipated slowing and provide stimulus to the economy to ensure continued growth. The Federal Reserve is unlikely to raise interest rates in the short term in light of the likelihood of slowing growth and the desire to keep global liquidity at high levels.

We believe that the developing markets should continue to provide substantial investment opportunities. However, country selection is critical in identifying investment opportunities and superior performance.

In Russia, we remain positive on the market and the underlying economic fundamentals as reforms continue. However, the latest cabinet shake-up by President Boris Yelstin has caused political uncertainty and the issue of succession has re-ignited.

In Brazil, preliminary data suggests a 1% contraction in 1997 fourth quarter GDP figures, slowing 1997 growth to 3%. However, the Brazilian government is credited with strong policy responses, including the defense of their currency from devaluation and the passage of an emergency fiscal reform package. Venezuela, affected most recently by the dramatic drop in oil prices, remains sound on a macro-economic level. The Venezuelan economy, however, continues to be plagued by persistent high inflation, which is not expected to dissipate this year.

In Mexico and Argentina, economic growth remains robust. Both countries will have to monitor their trade deficits carefully as export growth slows and import growth remains rapid. It is expected that economic growth in these countries will slow in response to economic policy action to curtail a rapidly rising trade deficit.

Expectations are for a negative 2.0% growth in 1998 for Korea, following a positive 5.5% growth in 1997. Korea has been credited for the early recognition of its fiscal problems, whereas other Asian nations have responded more slowly. Korea met the International Monetary Fund's (IMF) requirements by implementing strong measures to address its fiscal woes. As a result, Korea is on an improving trend with the expectation of a credit rating upgrade to investment grade status perhaps in 1998 and the possibility of modest growth by mid-1999.

Thank you for your continued interest and investment in Alliance Global Dollar Government Fund. We look forward to reporting its progress to you in the coming months.


Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


2


INVESTMENT OBJECTIVE AND POLICIES        ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

Alliance Global Dollar Government Fund seeks primarily a high level of current income and, secondarily, capital appreciation. It invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in lower-rated securities.


INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 1998
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.90%          1.42%
Since Inception*              14.01%         12.79%
SEC Yield**                    8.13%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.21%          2.73%
Since Inception*              13.12%         13.12%
SEC Yield**                    7.77%


CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.24%          4.41%
Since Inception*              13.15%         13.15%
SEC Yield**                    7.78%




SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 1997)
                        CLASS A    CLASS B    CLASS C
                        -------    -------    -------
1 Year                    4.38%      5.73%      7.47%
3 Year                   22.20%     22.75%     23.06%
Since Inception*         12.59%     12.98%     13.01%

The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. SEC average annual total returns for the period shown reflect reinvestment of all distributions and deduction of the maximum 4.25% front-end sales charges and applicable contingent deferred sales charges.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 2/25/94 for all Classes.

**   Yields are for the 30 days ended February 28, 1998.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1998 (UNAUDITED)            ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________
                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-75.9%
OTHER SOVEREIGN DEBT OBLIGATIONS-61.2%
ARGENTINA-12.2%
Government of Argentina
  9.75%, 9/19/27                                $20,250    $  20,189,250
Republic of Argentina
  11.375%, 1/30/17                                5,000        5,697,500
                                                             ------------
                                                              25,886,750

BRAZIL-11.0%
Republic of Brazil
  10.125%, 5/15/27                               24,134       23,476,348

MEXICO-10.4%
United Mexican States
  11.50%, 5/15/26                                18,000       22,104,000

PHILIPPINES-3.0%
Bangko Sentral Pilipinas
  8.60%, 6/15/27                                  7,000        6,300,000

RUSSIA- 14.0%
Russian IAN FRN
  6.719%, 12/15/15                                5,350        3,694,844
Russian Principal Loans FRN
  6.71875%, 12/15/20                             44,000       26,228,400
                                                             ------------
                                                              29,923,244

TURKEY-3.2%
Republic of Turkey
  9.875%, 2/23/05(a)                              7,000        6,921,250

VENEZUELA -7.4 %
Government of Venezuela
  9.25%, 9/15/27                                 17,500       15,715,000

Total Other Sovereign Debt Obligations
  (cost $132,761,960)                                        130,326,592

NON-COLLATERALIZED BRADY BONDS-10.6%
BULGARIA-4.0%
Republic of Bulgaria IAB FRN
  6.563%, 7/28/11                                11,000        8,425,313

PANAMA-2.2%
Republic of Panama PDI FRN
  6.563%, 7/17/16                                 5,728        4,732,830

PERU-4.4%
Republic of Peru FLIRB
  3.25%, 3/07/17(a)(b)                            9,250        5,619,375
Republic of Peru PDI
  4.00%, 3/07/17(a)(b)                            5,450        3,665,125
                                                             ------------
                                                               9,284,500

Total Non-Collateralized Brady Bonds
  (cost $20,989,342)                                          22,442,643

LOAN PARTICIPATION-4.1%
MOROCCO-4.1%
Kingdom of Morocco
Loan Participation FRN Series A
  6.656%, 1/01/09
  (cost $8,581,388)                              10,000        8,787,500

Total Sovereign Debt Obligations
  (cost $162,332,690)                                        161,556,735

CORPORATE DEBT OBLIGATIONS-9.3%
Consorcio Ecuatoriano Telecom
  14.00%, 5/01/02(a)                              5,000        5,169,150
Grupo Mexicano de Desarollo, SA
  8.25%, 2/17/01(c)                               7,900        2,370,000


4


                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________
                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
Korea Electric Power Corp
  7.75%, 4/01/13                                 $5,000    $   4,235,300
Multicanal, SA
  10.50%, 2/01/07                                 4,000        4,229,840
OPP Petroquimica, SA
  11.50%, 2/23/04(a)                              4,000        3,880,000

Total Corporate Debt Obligations
  (cost $23,935,626)                                          19,884,290

U.S. GOVERNMENT OBLIGATION-2.9%
U.S. Treasury Bond,
  6.125%, 11/15/27
  (cost $6,218,438)                               6,000        6,170,628

TIME DEPOSIT-7.6%
Bank of New York
  5.125%, 3/02/98
  (cost $16,165,000)                             16,165       16,165,000

TOTAL INVESTMENTS-95.7%
  (cost $208,651,754)                                        203,776,653
Other assets less liabilities-4.3%                             9,146,417

NET ASSETS-100%                                            $ 212,923,070


(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 1998, these securities amounted to $25,254,900 or 11.9% of net assets.

(b) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 1998.

(c)  Non-income producing security.

     Glossary of Terms:
     FLIRB  -  Front Loaded Interest Reduction Bond.
     FRN    -  Floating Rate Note.
     IAB    -  Interest Arrears Bond.
     IAN    -  Interest Arrears Note.
     PDI    -  Past Due Interest.

     See notes to financial statements.


5


STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1998 (UNAUDITED)            ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investment in securities, at value (cost $208,651,754)         $ 203,776,653
  Cash                                                                     703
  Receivable for investment securities sold                         18,366,774
  Interest receivable                                                4,775,414
  Receivable for capital stock sold                                  4,243,039
  Deferred organization expenses                                        33,606
  Total assets                                                     231,196,189

LIABILITIES
  Payable for investment securities purchased                       16,223,020
  Dividends payable                                                  1,275,035
  Payable for capital stock redeemed                                   386,718
  Distribution fee payable                                             132,497
  Advisory fee payable                                                 118,735
  Accrued expenses                                                     137,114
  Total liabilities                                                 18,273,119

NET ASSETS                                                       $ 212,923,070

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $      24,650
  Additional paid-in capital                                       221,109,360
  Distributions in excess of net investment income                  (1,888,614)
  Accumulated net realized loss on investment transactions          (1,447,225)
  Net unrealized depreciation of investments                        (4,875,101)
                                                                 $ 212,923,070

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($49,673,222/
    5,753,229 shares of capital stock issued and outstanding)            $8.63
  Sales charge--4.25% of public offering price                             .38
  Maximum offering price                                                 $9.01

  CLASS B SHARES
  Net asset value and offering price per share ($120,084,500/
    13,899,709 shares of capital stock issued and outstanding)           $8.64

  CLASS C SHARES
  Net asset value and offering price per share ($43,165,348/
    4,996,756 shares of capital stock issued and outstanding)            $8.64


See notes to financial statements.


6


STATEMENT OF OPERATIONS
SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)
                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                        $  8,089,229

EXPENSES
  Advisory fee                                     $    619,350
  Distribution fee - Class A                             59,322
  Distribution fee - Class B                            475,487
  Distribution fee - Class C                            152,575
  Transfer agency                                       115,633
  Administrative                                         68,724
  Audit and legal                                        55,020
  Custodian                                              46,884
  Registration                                           22,844
  Printing                                               20,292
  Amortization of organization expenses                  18,932
  Directors' fees                                        13,147
  Miscellaneous                                           4,384
  Total expenses                                                     1,672,594
  Net investment income                                              6,416,635

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                       2,395,931
  Net change in unrealized appreciation
    of investments                                                  (8,508,124)
  Net loss on investment transactions                               (6,112,193)

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $    304,442


See notes to financial statements.


7


STATEMENT OF CHANGES
IN NET ASSETS                            ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED  YEAR ENDED
                                                  FEB. 28, 1998     AUG. 31,
                                                   (UNAUDITED)       1997
                                                  -------------  -------------
INCREASE (DECREASE)IN NET ASSETS FROM OPERATIONS
  Net investment income                           $   6,416,635  $  10,841,923
  Net realized gain on investment transactions
    and options written                               2,395,931     25,072,434
  Net change in unrealized appreciation
    of investments                                   (8,508,124)    (2,022,190)
  Net increase in net assets from operations            304,442     33,892,167

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
  Class A                                            (2,015,213)    (2,634,591)
  Class B                                            (4,436,847)    (7,289,193)
  Class C                                            (1,446,159)    (1,690,490)
  Net realized gain on investments
  Class A                                            (5,264,678)    (2,507,271)
  Class B                                           (12,603,684)    (8,869,881)
  Class C                                            (4,524,423)    (1,923,846)

CAPITAL STOCK TRANSACTIONS
  Net increase                                       86,986,696     24,886,994
  Total increase                                     57,000,134     33,863,889

NET ASSETS
  Beginning of year                                 155,922,936    122,059,047
  End of period                                   $ 212,923,070  $ 155,922,936


See notes to financial statements.


8


NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1998 (UNAUDITED)            ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Dollar Government Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $184,000 have been deferred and are being amortized on a straight-line basis through February, 1999.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in


9


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY AND ADMINISTRATIVE FEES
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .75 of 1% of the average adjusted daily net assets of the Fund. Such fee will be accrued daily and paid monthly.

The Fund has a Transfer Agency Agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $63,644 for the six months ended February 28, 1998. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $20,653 from the sale of Class A shares and $15,734, $62,155 and $8,756 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended February 28, 1998.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,401,764, and $734,225 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $254,483,884 and $193,811,910, respectively, for the six months ended February 28, 1998. There were purchases of $16,284,063 and sales of $10,103,125 of U.S. government and government agency obligations for the six months ended February 28, 1998.

At February 28, 1998, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $4,835,147 and gross unrealized depreciation was $9,710,248 resulting in net unrealized depreciation of $4,875,101.

1. OPTIONS TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through


10


                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price.

There were no transactions in options written for the six months ended February 28, 1998.


NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     FEB. 28, 1998    AUG. 31,    FEB. 28, 1998     AUG. 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            2,873,991     2,355,226    $ 25,375,004    $ 32,050,908
Shares issued in
  reinvestment of
  dividends and
  distributions          548,848       280,933       4,761,768       2,821,501
Shares converted
  from Class B           140,366       915,289       1,315,882       1,852,148
Shares redeemed       (1,327,447)   (2,356,535)    (11,954,895)    (24,578,204)
Net increase           2,235,758     1,194,913    $ 19,497,759    $ 12,146,353

CLASS B
Shares sold            6,481,623     3,870,353    $ 56,139,116    $ 40,316,286
Shares issued in
  reinvestment of
  dividends and
  distributions          805,348       558,197       6,983,794       5,572,998
Shares converted
  to Class A            (140,366)     (915,289)     (1,315,882)     (1,852,148)
Shares redeemed       (2,023,405)   (3,156,236)    (18,127,060)    (40,778,794)
Net increase           5,123,200       357,025    $ 43,679,968    $  3,258,342

CLASS C
Shares sold            2,967,434     1,335,877    $ 26,902,808    $ 13,969,049
Shares issued in
  reinvestment of
  dividends and
  distributions          434,941       157,884       3,754,781       1,583,319
Shares redeemed         (767,901)     (580,894)     (6,848,620)     (6,070,069)
Net increase           2,634,474       912,867    $ 23,808,969    $  9,482,299


11


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies and foreign governments involves special risks which include revaluation of currency and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


12


FINANCIAL HIGHLIGHTS                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS A
                                            -----------------------------------------------------------------
                                            SIX MONTHS                                            FEBRUARY 25,
                                              ENDED                                                 1994(A)
                                            FEBRUARY 28,           YEAR ENDED AUGUST 31,              TO
                                               1998        -------------------------------------   AUGUST 31,
                                            (UNAUDITED)       1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $10.64         $10.01       $ 8.02       $ 9.14       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .38(b)         .88(b)       .84          .86          .45
Net realized and unrealized gain (loss)
  on investment transactions                    (.54)          1.85         2.10        (1.10)        (.86)
Net increase (decrease) in net
  asset value from operations                   (.16)          2.73         2.94         (.24)        (.41)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.47)          (.95)        (.95)        (.88)        (.45)
Distributions from net realized
  gain on investments                          (1.38)         (1.15)          -0-          -0-          -0-
Total dividends and distributions              (1.85)         (2.10)        (.95)        (.88)        (.45)
Net asset value, end of period                $ 8.63         $10.64       $10.01       $ 8.02       $ 9.14

TOTAL RETURN
Total investment return based on
  net asset value (c)                           (.86)%        30.04%       38.47%       (1.48)%      (3.77)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $49,673        $37,416      $23,253      $12,020      $10,995
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                          1.49%(d)       1.55%        1.65%        1.93%         .75%(d)
  Expenses, before waivers
    and reimbursements                          1.49%(d)       1.55%        1.65%        1.93%        1.91%(d)
  Net investment income                         8.30%(d)       8.49%        9.23%       11.25%        9.82%(d)
Portfolio turnover rate                          124%           314%         315%         301%         100%


See footnote summary on page 15.


13


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS B
                                            -----------------------------------------------------------------
                                            SIX MONTHS                                            FEBRUARY 25,
                                              ENDED                                                 1994(A)
                                            FEBRUARY 28,           YEAR ENDED AUGUST 31,              TO
                                               1998        -------------------------------------   AUGUST 31,
                                            (UNAUDITED)       1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $10.64         $10.01       $ 8.02       $ 9.14       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .35(b)         .81(b)       .78          .80          .42
Net realized and unrealized gain (loss)
  on investment transactions                    (.53)          1.84         2.08        (1.11)        (.86)
Net increase (decrease) in net
  asset value from operations                   (.18)          2.65         2.86         (.31)        (.44)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.44)          (.87)        (.87)        (.81)        (.42)
Distributions from net realized
  gain on investments                          (1.38)         (1.15)          -0-          -0-          -0-
Total dividends and distributions              (1.82)         (2.02)        (.87)        (.81)        (.42)
Net asset value, end of period                $ 8.64         $10.64       $10.01       $ 8.02       $ 9.14

TOTAL RETURN
Total investment return based on
  net asset value (c)                          (1.15)%        29.14%       37.36%       (2.40)%      (4.17)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $120,085        $93,377      $84,295      $62,406      $47,030
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                          2.20%(d)       2.26%        2.37%        2.64%        1.45%(d)
  Expenses, before waivers
    and reimbursements                          2.20%(d)       2.26%        2.37%        2.64%        2.63%(d)
  Net investment income                         7.61%(d)       7.81%        8.57%       10.52%        9.11%(d)
Portfolio turnover rate                          124%           314%         315%         301%         100%


See footnote summary on page 15.


14


                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS C
                                            -----------------------------------------------------------------
                                            SIX MONTHS                                            FEBRUARY 25,
                                              ENDED                                                 1994(A)
                                            FEBRUARY 28,           YEAR ENDED AUGUST 31,              TO
                                               1998        -------------------------------------   AUGUST 31,
                                            (UNAUDITED)       1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $10.64         $10.01       $ 8.02       $ 9.14       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .35(b)         .82(b)       .77          .79          .42
Net realized and unrealized gain (loss)
  on investment transactions                    (.53)          1.84         2.10        (1.10)        (.86)
Net increase (decrease) in net
  asset value from operations                   (.18)          2.66         2.87         (.31)        (.44)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.44)          (.88)        (.88)        (.81)        (.42)
Distributions from net realized
  gain on investments                          (1.38)         (1.15)          -0-          -0-          -0-
Total dividends and distributions              (1.82)         (2.03)        (.88)        (.81)        (.42)
Net asset value, end of period                $ 8.64         $10.64       $10.01       $ 8.02       $ 9.14

TOTAL RETURN
Total investment return based on
  net asset value (c)                          (1.13)%        29.17%       37.40%       (2.36)%      (4.16)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $43,165        $25,130      $14,511       $9,330      $10,404
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                          2.18%(d)       2.25%        2.35%        2.63%        1.45%(d)
  Expenses, before waivers
    and reimbursements                          2.18%(d)       2.25%        2.35%        2.63%        2.59%(d)
  Net investment income                         7.59%(d)       7.82%        8.52%       10.46%        9.05%(d)
Portfolio turnover rate                          124%           314%         315%         301%         100%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


15


                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


16


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio

17

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

GDGSR